EXHIBIT 10.05

                          JOINT FILING AGREEMENT

               The undersigned hereby agree, pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, to file a joint statement on Schedule 13D and amendments thereto pertaining to their beneficial ownership of with respect to shares of common stock, nominal value of 10 Bolivars (Bs.10) each, and American Depositary Shares, each ADS representing 60 Shares, of Mavesa, S.A., a Venezuelan corporation

               This agreement may be terminated for any reason by any party hereto immediately upon the personal delivery or facsimile transmission of notice to that effect to the other parties hereto.

               This agreement may be executed in counterparts and all so executed shall constitute the agreement.


Dated:  March 19, 2001
                                        PRIMOR INVERSIONES, C.A.

                                        By: /s/ Guillermo Bolinaga
                                           -----------------------------
                                        Name:  Guillermo Bolinaga
                                        Title: General Counsel


                                        PRIMOR ALIMENTOS, C.A.

                                        By: /s/ Guillermo Bolinaga
                                           -----------------------------
                                        Name:  Guillermo Bolinaga
                                        Title: General Counsel


                                        LEONOR GIMENEZ DE MENDOZA


                                        By: /s/ Leonor Gimenez de Mendoza
                                           -----------------------------
                                        Leonor Gimenez de Mendoza